MEMC Electronic Materials (WFR)

2010 Baird Clean Technology Conference

November 30, 2010

MEMC

TECHNOLOGY IS BUILT ON US

Safe Harbor

With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including its 2009 Form 10-K, Q1 2010 Form 10-Q, Q2 2010 Form 10-Q, and Q3 2010 Form 10-Q in addition to the risks and uncertainties described on page 8 of this presentation. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Trends in Financial Metrics: 2009-2010

Non-GAAP Revenue



SunEdison
Solar Materials
Semi
1H 09
2H 09
1H 10
2H 10

Non-GAAP Operating Profit



Total OP
Corp
SunEdison
Solar Materials
Semi
1H 09
2H 09
1H 10
2H 10

Operating Cash Flow



1H 09
2H 09
1H 10
2H 10

- Suspended 2010 EPS guidance.
- In 4Q 2010 expect:
  - strong revenue performance
  - successful completion of Rovigo funding
  - positive free cash flow

Positive Trends… Continued Improvement

MEMC
TECHNOLOGY IS BUILT ON US

2010 Outlook: Semiconductor Materials

Q2 Earnings Release


Q3 10

2nd Half Outlook

Revenue:
- Demand remains robust
- Record production volumes
- Modestly higher prices

Profitability:
- Continued productivity improvement
  - Cost roadmaps
- Global repositioning efforts
- Modestly higher prices

Extending the Improving Trend

Earnings Call | P. 9

Q4 Outlook

Flattening ✓✓

Lagged ✓✓

Extending the Improving Trend

MEMC
TECHNOLOGY IS BUILT ON US

2010 Outlook: Solar Materials

Q2 Earnings Release



1Q07
2Q07
3Q07
4Q07
2Q08
4Q08
2Q09
2Q10
Total Cost
Op Profit
Market Wafer Price
Q3 10

2nd Half Outlook

Revenue:

- Sequentially higher wafer volumes
- Modest price increase from 1st half

Profitability:

- Continued productivity improvement
  - Cost roadmaps
  - Poly volumes
- Lower conversion costs from diversification and partnering
- Improving price cost dynamic

Productivity and Partnering Enable Higher Profitability

Earnings Call | P. 10

Q4 Outlook

✓
✓
✓
✓
✓

Productivity and Partnering Enable Higher Profitability

MEMC
TECHNOLOGY IS BUILT ON US

2010 Outlook: SunEdison

Q2 Earnings Release

1st Half Accomplishments

- Interconnected: 14.7MW
  - Direct Sale: 9.5MW
  - Sales-leaseback / Other: 5.2MW
- Delivered positive segment margin
- MW under Construction: 111.5MW
- Closed First Reserve JV Framework Agreement
- Installed systems energy production at 101% of commitment
- Launched China, India and Korea development efforts

2nd Half Outlook	Q4 Outlook
Revenue:	
Interconnect ~150MW for full year including Rovigo	✓
65% direct sales	✓
Building backlog for 2011 and beyond	✓
Profitability:	
Higher direct sales mix	✓
Solid project returns	✓
Free Cash Flow:	
Construction financing	✓
Project sale timing	✓

Big 2nd Half…Execution is Key

Earnings Call | P. 11

Big 4th Quarter…Execution is Key

MEMC
TECHNOLOGY IS BUILT ON US

1H 2011 Outlook

	Tailwinds	Headwinds
Semi recovery pauses, but room remains for margin expansion	▪ Market share and relationships ▪ Cost productivity ▪ Global repositioning	▪ Industry rate of growth decelerates
Solar demand robust …strategic solution drives higher profitability	▪ Strong global demand ▪ Sourcing, partnerships, and internal capacity ▪ Cost productivity ▪ Polysilicon in tight supply	▪ Immature industry with unpredictable supply chain
SunEdison ramp accelerating …pipeline points to bright future	▪ Significant, diverse and growing backlog ▪ Project financing capacity with top institutions ▪ Cost visibility ▪ Building the brand ▪ Strong balance sheet	▪ Lumpy reported results ▪ Working capital intensity requirements

MEMC
TECHNOLOGY IS BUILT ON US

Forward-Looking Statements

Certain matters discussed in this presentation are forward-looking statements, including that in the fourth quarter of 2010 we expect strong revenue performance, successful completion of Rovigo funding, and positive free cash flow; that we expect demand to be less heated in our Semiconductor Materials segment for the fourth quarter of 2010, with modestly higher prices; that our continued focus on productivity improvement, which we expect to lag in the fourth quarter of 2010, and global repositioning efforts should support improved profitability in the Semiconductor Materials segment; that we expect sequentially higher wafer volumes in our Solar Materials segment in the fourth quarter of 2010, with a modest price increase from the 2010 first half; that we expect lower conversion costs, continued productivity improvement and an improving price cost dynamic to drive continued profitability improvement in the Solar Materials segment for the remainder of the year; that we expect SunEdison to interconnect approximately 150MW in 2010 including Rovigo; that we expect approximately 65% of SunEdison's revenues in the second half of 2010 to be direct sales, resulting in greater profitability and generating positive free cash flow; that we expect our recovery in our Semiconductor Materials segment to pause in the first half of 2011, but room remains for margin expansion; that we expect demand in our Solar Materials segment to be robust, with strategic solutions driving higher profitability; and that we expect our SunEdison business ramp to accelerate, with a pipeline pointing to a bright future. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; changes to accounting interpretations or accounting rules; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the availability of attractive project finance and other capital for SunEdison projects; existing or new regulations and policies governing the electric utility industry; historical conversion rates for SunEdison of pipeline into completed projects will not be achieved; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; the terms of any potential future amendments to our long-term agreements with our solar wafer customers; general economic conditions, including the ability of our customers to pay their debts as they become due; our ability to realize the benefits of announced closing and restructurings; our ability to maintain future growth; failure of third-party subcontractors to construct and install our solar energy systems; customer acceptance of our new products; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; delays in capacity expansion and the restructuring of our manufacturing operations across different plants; actions by competitors, customers and suppliers; changes in the retail industry; changes in federal or state laws governing utilities; damage to our brand; the integration of the SunEdison acquisition, the Solaicx acquisition and future acquisitions; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in the composition of worldwide taxable income; changes in technology; the impact of competitive products and technologies; changes in interest and currency exchange rates and other risks described in the company's filings with the Securities and Exchange Commission. These forward-looking statements represent the company's judgment as of the date of this presentation. The company disclaims, however, any intent or obligation to update these forward-looking statements.

MEMC
TECHNOLOGY IS BUILT ON US